QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GB&T BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

GB&T BANCSHARES, INC.
500 Jesse Jewell Parkway, S.E.
Gainesville, Georgia 30501

April 9, 2004

Dear Fellow Shareholder:

        The annual meeting of shareholders of GB&T Bancshares, Inc. will be held at 4:00 p.m. on Monday, May 17, 2004 at the Georgia Mountains Center Theatre, Gainesville, Georgia for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

        Enclosed with this letter is a copy of our 2003 Annual Report, a notice of the annual meeting, our Proxy Statement, and a proxy card. The Proxy Statement contains information about actions to be taken at the meeting. We encourage you to review these materials so you will be fully informed about the matters that will be considered at the meeting. GB&T Bancshares, Inc. is subject to the rules and regulations of the Securities Exchange Act of 1934, including those relating to the solicitation of proxies.

        To ensure that your shares are voted at the meeting, please complete, date, sign, and return the proxy card in the enclosed postage-paid envelope at your earliest convenience. Every shareholder's vote is important, no matter how many shares you own.

        We encourage you to attend this annual meeting of shareholders. We look forward to your continued support and another good year in 2004.

Very truly yours,
Philip A. Wilheit, Chairman of the Board of Directors

GB&T BANCSHARES, INC.
500 Jesse Jewell Parkway, S.E.
Gainesville, Georgia 30501
(770) 532-1212

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 17, 2004

        The 2004 Annual Meeting of Shareholders (the "Annual Meeting") of GB&T Bancshares, Inc. (the "Company") will be held at the Georgia Mountains Center Theatre located at 301 Main Street, Gainesville, Georgia, on Monday, May 17, 2004, at 4:00 p.m., local time, for the following purposes:

  1.
  To elect eleven directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;

  2.
  To amend the Company's Stock Option Plan of 1997 to increase the number of shares of common stock that are available for the grant of awards under the Plan from 700,000 to 1,200,000 shares; and

  3.
  To consider such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

        The Board of Directors has set March 29, 2004 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        A Proxy Statement and proxy card solicited by the Board of Directors are enclosed herewith. Please sign, date and return the proxy card promptly in the enclosed business reply envelope. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.

        Also enclosed herewith is the GB&T Bancshares, Inc. 2003 Annual Report, which contains financial data and other information about the Company.

By Order of the Board of Directors
Richard A. Hunt President and Chief Executive Officer
Gainesville, Georgia April 9, 2004

YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY COMPLETING, SIGNING AND MAILING THE ENCLOSED PROXY CARD TO THE COMPANY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE. YOUR PROXY MAY BE REVOKED, IF YOU CHOOSE, AT ANY TIME PRIOR TO THE VOTE BEING TAKEN AT THE ANNUAL MEETING.

GB&T BANCSHARES, INC.
500 Jesse Jewell Parkway, S.E.
Gainesville, Georgia 30501
(770) 532-1212

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To be held on May 17, 2004

SOLICITATION OF PROXIES

        This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors of GB&T Bancshares, Inc., a Georgia corporation (the "Company"), of proxies from the shareholders of the Company for use at the 2004 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Monday, May 17, 2004 at 4:00 p.m., local time, at the Georgia Mountains Center Theatre, located at 301 Main Street, Gainesville, Georgia, or any adjournment or postponement thereof. The Company operates through its subsidiary banks, which include Gainesville Bank & Trust, Community Trust Bank, United Bank & Trust, HomeTown Bank of Villa Rica and First National Bank of the South (collectively, the "Banks"), and through its finance subsidiary, Community Loan Company.

        In addition to this solicitation by mail, the officers and employees of the Company and its subsidiaries, without additional compensation, may solicit proxies in favor of the proposals if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward proxy solicitation material to the beneficial owners of the shares of common stock of the Company where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The costs of solicitation of proxies for the Annual Meeting will be borne by the Company.

        At the Annual Meeting, shareholders will be asked to vote upon a proposal to elect eleven directors who will serve a one-year term that will expire when their successors are elected and qualified at the next annual meeting. Shareholders also will be asked to vote upon a proposal to approve an amendment to the Company's Stock Option Plan of 1997 that will increase the number of shares of common stock available for grants from 700,000 shares to 1,200,000 shares.

        This Proxy Statement and the enclosed proxy card are being mailed to the Company's shareholders on or about April 9, 2004.

REVOCATION OF PROXIES

        The enclosed proxy card is for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his or her shares voted by proxy, even if he or she attends the Annual Meeting. The Board of Directors encourages each shareholder to personally attend the Annual Meeting, even if he or she has returned a proxy, which may be revoked by attending the Annual Meeting and voting in person. A shareholder may also revoke his or her proxy at any time before the shares it represents are voted at the Annual Meeting, by delivering either a written revocation or a duly executed proxy bearing a later date to Alan A. Wayne, Secretary, GB&T Bancshares, Inc., P.O. Box 2760, Gainesville, Georgia 30503, or by hand-delivery to the main office of the Company at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia, to the attention of Alan A. Wayne, Secretary.

        Proxies in the accompanying form, duly executed and returned to the Company, and not revoked, will be voted at the Annual Meeting unless the shareholder attends the Annual Meeting and votes in person. Proxies received by the Company will be voted in accordance with the instructions given on the enclosed form of proxy. If a proxy is signed and no specification is made, the shares represented by the proxy will be voted in favor of the proposals described in this Proxy Statement and in accordance with the best judgment of the persons exercising the proxy with respect to any other matters properly presented for action at the Annual Meeting or at any adjournment or postponement thereof.

VOTING AND OUTSTANDING STOCK

        Only shareholders of record at the close of business on March 29, 2004, the record date, will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 6,818,954 shares of common stock, no par value per share, of the Company issued and outstanding. The common stock is the only outstanding class of securities of the Company.

        A quorum for the transaction of business at the Annual Meeting consists of the holders of the majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting present in person or represented by proxy. Abstentions will be treated as present for purposes of determining a quorum. Shares held by a broker as nominee (i.e., in "street name") that are represented by proxies at the Annual Meeting, but that the broker fails to vote on one or more matters as a result of incomplete instructions from a beneficial owner of the shares ("broker non-votes"), will also be treated as present for quorum purposes. Each share of common stock of the Company is entitled to one vote on each matter to come before the Annual Meeting.

        With respect to Proposal One, the directors will be elected by the affirmative vote of a majority of the shares of common stock represented in person or by proxy, so long as a quorum is present at the meeting. An abstention or broker non-vote would not be considered to be one of the "votes cast" for purposes of the first sentence of this paragraph, but would be included in determining whether a majority of the outstanding shares is represented for determining whether a quorum is present at a meeting. Under the Company's Articles of Incorporation, holders of shares of the common stock are not entitled to cumulative voting with respect to the election of directors.

        With respect to Proposal Two, approval of the amendment to the Plan requires the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the shares of the Company's common stock owned as of March 1, 2004, (i) by each person known to the Company who beneficially owned more than 5% of the shares of the Company's common stock, (ii) by each of the Company's directors and executive officers named in the Summary Compensation Table on page 13 of this Proxy Statement, and (iii) by all of the Company's directors and executive officers as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Class
Larry B. Boggs	66,541	(3)	*
Dr. John W. Darden	128,748	(4)	1.9
William A. Foster, III	73,592	(5)	1.1
Bennie E. Hewett	72,380	(6)	1.1
Richard A. Hunt	74,019	(7)	1.1
James L. Lester	60,414	(8)	*
Dr. T. Alan Maxwell	55,534	(9)	*
James H. Moore	4,768	(10)	*
Samuel L. Oliver	71,857	(11)	1.1
Alan A. Wayne	15,964	(12)	*
Philip A. Wilheit	163,397	(13)	2.4
Gregory L. Hamby	14,348	(14)	*
All directors and executive officers as a group (12 persons)	807,062		11.8

*
Represents less than 1% of the Company's outstanding shares.

(1)
Under the rules of the U.S. Securities and Exchange Commission (the "SEC"), a person is deemed to be a beneficial owner of a security if he or she has or shares the power to vote or to direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities that such person has the right to acquire beneficial ownership of within 60 days. Except as otherwise indicated, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information as to beneficial ownership has been furnished by the respective persons listed in the above table.

(2)
Based on 6,813,354 shares outstanding as of March 1, 2004. Shares underlying outstanding stock options or warrants held by the person indicated and exercisable within 60 days of such date are deemed to be outstanding for purposes of calculating the percentage owned by such holder.

(3)
Includes 105 shares owned by B&W Properties Inc. and 5,399 shares owned by Benchmark International Inc. Mr. Boggs is President of both entities.

(4)
Includes 10,750 shares owned by Dr. Darden's wife, currently exercisable options to purchase 3,125 shares and an aggregate of 45,161 shares which are held in two individual retirement accounts for Dr. Darden's benefit.

(5)
Includes 20,933 shares held in an individual retirement account for Mr. Foster's benefit. Also includes currently exercisable options to purchase 11,004 shares.

(6)
Includes 1,356 shares held by Mr. Hewett's children, an aggregate of 8,378 shares held in individual retirement accounts for Mr. Hewett's benefit, 37,497 shares held by Citizens Family Partnership, 9,500 shares held by Life of Georgia Credit Reinsurance, and 8,450 shares held by Citizen Reinsurance. Mr. Hewett shares voting power over the shares held by his children. Mr. Hewett shares investment and voting power over the shares held by Citizens Family Partnership. Also includes currently exercisable options to purchase 6,250 shares.

(7)
Includes 19,073 shares held in an individual retirement account for Mr. Hunt's benefit. Also includes currently exercisable options to purchase 17,500 shares and 625 shares owned jointly with his mother.

(8)
Includes 34,492 shares owned by J.L. Lester and Son, 1,000 shares owned by RR Lester LLP, 122 shares owned by Mr. Lester and Beth Lester as joint tenants, and 303 shares owned by the Estate of Raymond Lester. Includes 12,194 shares held in an individual retirement account for Mr. Lester's benefit.

(9)
Includes 27,323 shares held in an individual retirement account for Mr. Maxwell's benefit and 1,902 shares held in an individual retirement account for his wife's benefit. Also includes 1,881 shares held by Mr. Maxwell's mother, for whom he serves as co-legal guardian.

(10)
Includes 536 shares held by wife and 305 shares held in an individual retirement account for Mr. Moore's benefit.

(11)
Includes 12,575 shares owned by Mr. Oliver's wife, 43,847 shares held by the Hulsey Oliver & Mahar 401(k) Plan for the benefit of Mr. Oliver, and 250 shares held by the Hulsey & Oliver Building Company, for which Mr. Oliver is a 50% partner. Also includes currently exercisable options to purchase 4,495 shares. Does not include 1,359 shares held by Mr. Oliver's son, for whose shares he disclaims beneficial ownership.

(12)
Includes 1,550 shares owned by Mr. Wayne's wife. Also, includes currently exercisable options to purchase 6,250 shares and 3,295 shares held in an individual retirement account for Mr. Wayne's benefit.

(13)
Includes 11,598 shares owned by Mr. Wilheit's wife and 6,078 shares held by the Wilheit Family Partnership. Mr. Wilheit shares investment and voting power over the shares held by Wilheit Family Partnership. Also includes currently exercisable options to purchase 6,250 shares.

(14)
Includes currently exercisable options to purchase 13,500 shares. Includes 214 shares held by Mr. Hamby's children and 250 shares which are held in an individual retirement account for Mr. Hamby's benefit. Mr. Hamby shares investment and voting power over the shares held by his children.

PROPOSAL ONE:
ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

        The bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than 25 persons, the exact number within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of a majority of the Board of Directors. The Board of Directors may increase or decrease the number of directors by not more than two in any one year so long as such increase or decrease does not place the number of directors at less than five nor more than 25. The Board of Directors currently consists of 11 members. At the Annual Meeting, a shareholder cannot vote for a greater number of persons for director than the number of nominees named in this Proxy Statement, which is 11 members.

        For purposes of the Annual Meeting, the directors will be elected by the affirmative vote of a majority of the shares of common stock represented in person or by proxy, so long as a quorum is present at the meeting. A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or are represented by proxy. An abstention or broker non-vote would not be considered to be one of the "votes cast" for purposes of the first sentence of this paragraph, but would be included in determining whether a majority of the outstanding shares is represented for determining whether a quorum is present at a meeting.

        Each proxy card executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. If any nominee withdraws or for any reason is not able to serve as a director, the proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the proxy be voted for more than 11 nominees.

        The Board of Directors has nominated and recommends to the Company's shareholders the election of each of the nominees set forth below as a director of the Company until the next annual meeting of shareholders, or until his successor is duly elected and qualified. All of the nominees are currently directors of the Company. If any nominee is unable to serve as a director, shares represented by proxy will be voted in favor of such nominee as the Board may adopt as a substitute by majority vote of the Board. At this time, the Board knows of no reason any nominee will be unable to serve as a director.

        Set forth below are the names of each nominee for election to a term as a director and to serve until the 2005 annual meeting of shareholders, or until his successor is duly elected and qualified. It is the intention of the persons designated in the proxy card to vote for the election of the nominees listed below.

Larry B. Boggs	Dr. John W. Darden
William A. Foster, III	Bennie E. Hewett
Richard A. Hunt	James L. Lester
Dr. T. Alan Maxwell	James H. Moore
Samuel L. Oliver	Alan A. Wayne
Philip A. Wilheit

        The following are the names and ages of the nominees, the year each individual began continuous service as director of the Company and the business experience of each, including principal occupations, at present and for at least the past five years.

Name, Age and Term as Director	Principal Occupation for Last Five Years and Other Directorships
Larry B. Boggs, age 68 Director since 2002	Mr. Boggs has been in the business of developing and building residential and commercial property in the Atlanta area since 1972. He is currently President of Benchmark Homes Inc., Benchmark United Inc., Benchmark Enterprises Inc., Benchmark Century Inc., B&W Properties Inc., and is affiliated with Benchmark International Realty Inc., International Building Supply Inc., Tanyard Properties Inc., and Villa West Industrial LLC. All of the companies listed are involved in different phases of the construction industry including sales and supply activities. Mr. Boggs became a director of the Company in connection with the Company's acquisition of HomeTown Bank of Villa Rica. Mr. Boggs also continues to serve as a director and Chairman of HomeTown Bank of Villa Rica.
Dr. John W. Darden, age 58 Director since 1987
Dr. Darden is a retired medical doctor, having practiced surgery in Gainesville, Georgia for 25 years. Prior to September 2001, Dr. Darden was a partner in Northeast Georgia Surgical Associates for 17 years. Dr. Darden serves on the Board of Gainesville Bank & Trust.
William A. Foster, III, age 59 Director since 2001
Since 1992, Mr. Foster has served as Superior Court Judge for the Paulding Circuit, State of Georgia. Mr. Foster served as a director of Community Trust Financial Services Corporation until that company was acquired by the Company on June 30, 2001. Mr. Foster continues to serve as Chairman of the Board of Directors of Community Trust Bank, which became a subsidiary of the Company in connection with its acquisition of Community Trust Financial Services Corporation. In addition, Mr. Foster served as the Chairman of the Board of Directors of Community Loan Company until June 30, 2001, when that company was acquired by the Company.

Bennie E. Hewett, age 65 Director since 1987
Prior to 2002, Mr. Hewett was President of Capital Loan Company of Gainesville, Inc. In addition, from 1987 until 2002, Mr. Hewett served as Chairman of the Board of Delta Management Company, a sole proprietorship, which operated a chain of consumer finance companies located in Georgia, South Carolina, Texas and Louisiana. Presently, he is president and owner of Capital Assets, Inc., which invests in real estate, media and various other ventures. Mr. Hewett also serves on the Board of Gainesville Bank & Trust and is Chairman of the Board of Community Loan Company.
Richard A. Hunt, age 59 Director since 1987
Mr. Hunt is President and Chief Executive Officer of the Company, and also serves as Chief Executive Officer of Gainesville Bank & Trust, positions he has held since July 1987. Mr. Hunt also serves on the Boards of United Bank & Trust, Community Trust Bank, Gainesville Bank & Trust, HomeTown Bank of Villa Rica and Community Loan Company.
James L. Lester, age 58 Director since 2000
Mr. Lester is President of JL Lester & Son, Inc., an investment company, and has been Vice President of Sales for EBY-Brown, a food distributorship, located in Rockmart, Georgia, since 1998. Prior thereto, Mr. Lester was President of JL Lester & Son, Inc., a food distributorship.
Dr. T. Alan Maxwell, age 55 Director since 2003
Dr. Maxwell is the owner and President of T. Alan Maxwell, D.D.S., P.C., a general dentistry practice in Milledgeville, Georgia. He was an organizer in 1989 of First National Bank of Baldwin County, which changed its name to First National Bank of the South, and has served as a director since 1989. Dr. Maxwell became a director of the Company in connection with its acquisition of First National Bank of the South in August 2003.
James H. Moore, age 57 Director since 2003
Mr. Moore is President of Sidney O. Smith, Inc., an independent insurance agency and has been employed with Sidney O. Smith, Inc. since 1973. He is also President of Southern Premium Finance, Inc., a company that finances premiums generated by Sidney O. Smith, Inc. Mr. Moore has served as a director of Gainesville Bank & Trust since June 1998.
Samuel L. Oliver, age 61 Director since 1987
Mr. Oliver is Vice Chairman of the Company and Gainesville Bank & Trust. He is a practicing attorney and partner in the law firm of Hulsey, Oliver & Mahar, LLP which has served as legal counsel to the Company since its organization. Mr. Oliver has been a member of Hulsey, Oliver & Mahar, LLP since 1969. Mr. Oliver serves on the Boards of Gainesville Bank & Trust and Community Loan Company
Alan A. Wayne, age 61 Director since 1992
Mr. Wayne is Secretary of the Company. Mr. Wayne is a partner in Wayne Co. Development, the President of Wayne Brothers, Inc. and the President of Chattahoochee Parks, Inc. All are commercial real estate development companies. Mr. Wayne has held positions with these businesses or their predecessors for more than five years. Mr. Wayne serves on the Boards of Gainesville Bank & Trust and Community Loan Company.

Philip A. Wilheit, age 59 Director since 1987
Mr. Wilheit is Chairman of the Board of Directors of the Company and of Gainesville Bank & Trust. Mr. Wilheit has served as President of Wilheit Packaging, LLC, a distributor of packaging material and paper-related products since 1999. Mr. Wilheit also has served as Chairman of Marketing Images, a corrugated paper products company. Mr. Wilheit serves on the Boards of Gainesville Bank & Trust and Community Loan Company.

        There are no family relationships between any director, executive officer or nominee for director of the Company or any of its subsidiaries.

PROPOSAL TWO:
APPROVAL OF INCREASE IN THE
SHARES AVAILABLE FOR GRANT
UNDER THE STOCK OPTION PLAN OF 1997
(Item 2 on the Proxy Card)

        In July 1997, the Board of Directors adopted, and the Company's shareholders thereafter approved, the Company's Stock Option Plan of 1997 (the "Plan"). The Plan authorizes the grant of stock options to officers, directors and key employees of the Company. The Plan was amended by the shareholders of the Company at the 2002 Annual Meeting to increase the number of shares reserved thereunder from 325,000 to 700,000.

        As of March 1, 2004, an aggregate of 186,624 shares of common stock remained available for future grants under the Plan. The Board believes it important to the continued success of the Company that the Company have available an adequate reserve of shares under the Plan for use in attracting, motivating and retaining key employees.

        On March 15, 2004, subject to shareholder approval, the Board increased by 500,000 the number of shares the Company is authorized to issue under the Plan. The Company intends to register the 500,000 share increase on a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as possible after receiving shareholder approval.

        Approval of the amendment to the Plan requires the affirmative vote of holders of a majority of the shares present or represented by proxy and entitled to vote at the meeting. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors recommends to the Company's shareholders a vote "for" this proposal.

Summary of Plan Terms

        The following description of the material features of the Plan is a summary and is qualified in its entirety by reference to the Plan, a copy of which will be provided to any shareholder upon written request. The Plan provides for the grant of incentive stock options (the "ISOs") and non-qualified stock options ("NQSOs") to key employees and directors of the Company and its subsidiaries.

PURPOSE

        The purpose of the Plan is to promote the long-term success of the Company and its subsidiaries by providing financial incentives to key employees and directors who are in positions to make significant contributions toward such success. The Plan is designed to attract individuals of outstanding ability to employment or directorship with the Company, to encourage key employees and directors to acquire a proprietary interest in the Company and to continue their employment and directorship with the Company and to render superior performance during such employment and directorship.

ADMINISTRATION

        The Plan is administered by the Board of Directors, which has authority to determine the individuals to whom awards will be granted, the form and amount of the awards, the dates of the grant, and other terms of each award.

DESCRIPTION OF OPTIONS

        Key employees and directors are eligible for consideration as participants under the Plan. The Plan will provide for grants to key employees of both ISOs as defined in Section 422 of the Internal Revenue Code of 1986 as amended (the "Code"), and NQSOs. No employee will be granted ISOs under the Plan (and all other plans of the Company) which are first exercisable in any calendar year for common stock having an aggregate fair market value (determined as of the date the option is granted) that exceeds $100,000. The directors will be eligible only for grants of NQSOs. The exercise price of an option granted under the Plan will be determined by the Board of Directors at the time of grant. The exercise price of an ISO may not be less than the fair market value of the shares subject to such option as of the date of the grant (or 110% of such fair market value in the case of an ISO granted to an individual who is a 10% shareholder as of the date of grant of the Company). Full payment of the option exercise price must be made by the optionee when an option is exercised. The exercise price may be paid in cash or in such other form as the Board may approve, including shares of the common stock valued at their fair market value (as defined in the Plan) on the date of option exercise. The proceeds received by the Company from exercises of options under the Plan will be used for general corporate purposes.

        ISOs granted under the Plan generally will not be exercisable sooner than 12 months after the date of grant, except in the event of a change in control (as defined in the Plan) of the Company or as otherwise designated by the Board. NQSOs are exercisable any time after date of grant and prior to expiration. The period of exercise of an option will be determined by the Board at the time of grant; but in any event, no option may expire any later than the 10th anniversary of the date of grant. Any ISO granted to an individual who possesses more than 10% of the combined voting power of all classes of stock of the Company on the date of grant may not be exercisable for more than five years.

        If an optionee is an employee of the Company at the time the option is granted and ceases to be employed by the Company for any reason other than death, then, unless extended by the Board acting in its sole discretion, each outstanding vested option granted to him or her under the Plan will terminate on the date 30 days after the date of such termination of employment or, if earlier, the date specified in the option agreement. An option granted to a director shall not terminate due to his/her leaving service as a director. If the optionee's employment or service is terminated by reason of the optionee's death, then, unless extended by the Board acting in its sole discretion, each outstanding vested option granted to the optionee under the Plan will terminate on the date 30 days after the date such employee's personal representative is appointed. Non-vested options lost by an employee as a result of termination will be available for re-grant to other eligible employees in accordance with the terms of the Plan.

        The receipt of stock upon the exercise of any option granted under the Plan will be contingent upon the advice of counsel to the Company that any shares to be delivered comply with federal or state securities laws. The Board may, in its sole discretion, postpone the issuance or delivery of any shares issuable upon exercise of an option for Federal or State regulatory compliance reasons. In the event of changes in the outstanding shares of the common stock by reason of stock dividends, recapitalizations, reclassifications, split-ups or consolidation or other changes in the common stock, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted shall be appropriately adjusted by the Board. In the event of an exchange of the outstanding common stock in connection with a merger, consolidation or other reorganization, or a sale by the Company of all or a portion of its assets for a different number or class of shares or other securities of the Company or for shares of any other corporation, the Board shall appropriately adjust, in such manner as it determines in its sole discretion, the number and class of shares or other securities which shall be subject to options and/or the purchase price per share which must be paid thereafter upon exercise. Options will not be transferable by the holder other than by will or applicable laws of descent and distribution. The Plan, may, from time-to-time, be terminated, suspended, or amended by the Board of Directors in such respects as it shall deem advisable, including any amendment effected (i) so that an ISO granted under the Plan shall be an "incentive stock option" as such term is defined in Section 422 of the Code, or (ii) to conform to any change in law or regulation governing the Plan or the options granted thereunder. However, without the approval of the shareholders, no such amendment may change: (a) the eligibility requirements provided in the Plan; (b) the total number of shares of the common stock which may be granted or awarded under the Plan, except as required under any adjustment described above; (c) the termination date of the Plan to a date after July 14, 2007; or (d) any other provision of the Plan which the Board, in its discretion, determines should become effective only if approved by the shareholders even if shareholder approval is not expressly required by the Plan or by law. All options granted under the Plan will terminate on the date of liquidation or dissolution of the Company.

TAX CONSEQUENCES

        Under the current tax law, a holder of an ISO under the Plan will not realize taxable income upon the grant or exercise thereof. However, depending upon the holder's income tax situation, the exercise of the ISO may have alternative minimum tax implications. The amount of gain which the optionee must recognize upon subsequent disposition of the common stock is equal to the amount by which the proceeds of the sale exceeds the option exercise price. If the optionee disposes of the stock after the required holding period, that is, no earlier than a date which is two years after the date of grant of the option and one year after the date of exercise, the optionee will recognize capital gain or loss at the time of the disposition. The Company will not be entitled to a tax deduction if the optionee satisfies these holding period requirements. If disposition occurs prior to expiration of the holding period, the optionee will recognize as ordinary income the difference between the option's exercise price and the fair market value of the common stock on the exercise date. Any additional gain or loss on the disposition will be capital gain or loss. The Company is entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

        Under the current law, an optionee will not realize income when a NQSO is granted to him. Upon exercise of such option, however, the optionee must recognize ordinary income to the extent that the fair market value of the common stock on the date the option is exercised exceeds the option exercise price. Any such gain is taxed as ordinary income in the year the option is exercised. Any gain recognized upon the subsequent disposition of the shares of stock obtained by the exercise of an NQSO will be taxed at capital gain rates. The Company will not experience any tax consequences upon the grant of NQSO, but will be entitled to take an income tax deduction equal to the amount which is includable in the income of the optionee (if any) when the NQSO is exercised.

Options Granted to Certain Persons

        The aggregate numbers of shares of common stock subject to options granted to certain persons under the Plan since its inception in September 1997 are as follows: (a) Richard A. Hunt, 70,000 shares; (b) Gregory L. Hamby, 30,000 shares; (c) all current executive officers as a group (that is, Messrs. Hunt and Hamby), an aggregate of 100,000 shares; (d) all current directors who are not executive officers as a group, an aggregate of 70,501 shares; and (e) all employees, including current officers who are not executive officers, as a group, an aggregate of 341,675 shares. Since its inception, no options have been granted under the Plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been granted 5% or more of the total amount of options granted under the Plan.

Equity Compensation Plan Information

        The following table gives information about shares of the Company's common stock that may be issued upon the exercise of options, warrants and rights under all existing equity compensation plans as of December 31, 2003.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders(1)	423,069	$12.23	187,824
Equity compensation plans not approved by security holders(2)	—	—	—

Total	423,069	N/A	187,824

(1)
The Plan

(2)
N/A

CORPORATE GOVERNANCE

Independence of Board of Directors

        The business and affairs of the Company are under the direction of the Company's Board of Directors. The Board of Directors has determined that the majority of the Board is comprised of "independent directors" within the meaning of the applicable listing standards of the Nasdaq Stock Market. The independent directors are: Mr. Boggs, Dr. Darden, Mr. Foster, Mr. Hewett, Mr. Lester, Dr. Maxwell, Mr. Wilheit, Mr. Moore, and Mr. Wayne.

        Under the bylaws of the Company, the Board of Directors has the authority to elect one or more Emeritus Directors on an annual basis. The Board of Directors has heretofore elected Messrs. Abit Massey, Don Carter, John Mansfield, and Grady Coleman, all of whom were organizing directors of the Company and its predecessor, Gainesville Bank & Trust. While Emeritus Directors have no vote or legal responsibility, all Emeritus Directors have continued to be vitally interested in the Company's performance and regularly attend Board meetings.

Meetings of the Board of Directors and Committees

        The Company's Board of Directors held 10 meetings during the fiscal year ended December 31, 2003. All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of which the director is a member.

        The Company has not adopted a formal policy on Board members' attendance at annual meetings of shareholders; although they are encouraged to attend. With the exception of Mr. Foster, all then-serving members of the Board attended last year's annual meeting of shareholders.

        The Board of Directors has a standing Executive Committee, which is currently comprised of one employee director and three non-employee directors and has been responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Executive Committee also makes recommendations to the Board regarding various general Company matters. During 2003, the Executive Committee met 10 times. Current members of the Executive Committee are Messrs. Wilheit, Oliver, Wayne and Hunt. As of the date of the Annual Meeting, the Board's consideration of executive officer compensation will be determined by the Board or a Board committee consisting of independent directors under the applicable listing standards of the Nasdaq Stock Market.

        The Board of Directors has a standing Audit Committee, composed of Messrs. Oliver, Moore, Hewett, Wilheit, and Darden which held 4 meetings during the fiscal year ended December 31, 2003. The Audit Committee, among other things, recommends to the Board of Directors the engagement of the independent accountants of the Company and reviews the scope and results of the audits and the internal accounting controls of the Company and its subsidiary banks.

        The Board currently does not have a standing nominating committee and does not believe that it is currently necessary to have such a committee, as it believes that the functions of a nominating committee can be adequately performed by its Board members. The Board, which consists of a majority of independent directors, reviews on an as needed basis, the qualifications of any recommended candidates for membership to the Board. Following appropriate review, the Board ascertains the willingness of selected individuals to serve and extends invitations to be nominated to serve as a Board member. Following the Annual Meeting, the Board will develop a director nomination process that complies with applicable Nasdaq Stock Market listing standards.

        The Board has not adopted a formal policy or process for identifying or evaluating nominees but informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers, and shareholders of the Company, and professionals in the financial services and other industries. Similarly, the Board does not prescribe any qualifications or skills that a nominee must possess, although it considers business and banking industry experience, record of service on the Board of Directors, standing in the communities served by the Company, availability for service as a director, and any other skills possessed by the individual.

        In its capacity as the nominating committee, the Board will accept for consideration shareholders' nominations for directors if made in writing by a shareholder entitled to vote in the election of directors. To be timely for the 2005 annual meeting of shareholders, the notice must be received within the time frame set forth in "Shareholder Proposals for Inclusion in Next Year's Proxy Statement" on page 20 of this Proxy Statement. To be in proper form, at a minimum, the notice must include each nominee's written consent to be named as a nominee and to serve, if elected, and detailed information about the shareholder making the nomination and the person nominated for election.

Shareholder Communications to Board

        The Company encourages shareholder communication with the Board of Directors. Any shareholder who wishes to communicate with the Board or with any particular director, including any independent director, may send a letter to the Secretary of the Corporation at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia 30501, and the Secretary will pass the unopened letter to the Board or particular director. Any communication should indicate that you are a Company shareholder and clearly specify that it is intended to be made to the entire Board or to one or more particular director(s).

Compensation Committee Interlocks and Insider Participation

        The Board of Directors does not have a standing compensation committee. The Executive Committee serves as a compensation committee until the Annual Meeting. The members of the Executive Committee are Messrs. Wilheit, Oliver, Wayne and Hunt. Mr. Oliver is a partner in the law firm of Hulsey, Oliver & Mahar, LLP, which firm served as legal counsel to the Company during the fiscal year ended December 31, 2003. Mr. Hunt is the President and Chief Executive Officer of the Company and the Chief Executive Officer of Gainesville Bank &Trust.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own 10% or more of the registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and 10% or more shareholders are required by regulations of the SEC to furnish the Company with copies of all of the forms they file under Section 16(a) of the Exchange Act.

        To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2003, all directors, officers and 10% shareholders complied with all filing requirements under Section 16(a) of the Exchange Act.

EXECUTIVE OFFICERS

        The executive officers of the Company are elected annually and serve at the pleasure of the Board of Directors. The following sets forth each executive officer of the Company by name, the year first elected as an officer of the Company, position with the Company, and business experience for the past five years.

Name	Age	Year First Elected	Business Experience
Richard A. Hunt	59	1987	Mr. Hunt is President and Chief Executive Officer of the Company, and Chief Executive Officer of Gainesville Bank & Trust, positions he has held since July 1987. Mr. Hunt is also a Director of the Company, Gainesville Bank & Trust, Community Trust Bank, United Bank & Trust, and a Director of HomeTown Bank of Villa Rica and Community Loan Company.
Gregory L. Hamby	49	1996
			Mr. Hamby is the Executive Vice President and Chief Financial Officer of the Company and Gainesville Bank & Trust. Previously, he served as Senior Vice President of the Company and Gainesville Bank & Trust, and from 1995 to 1996 he served as Vice President and Accounting Manager of Gainesville Bank & Trust. Mr. Hamby was elected to the Board of First National Bank of the South in October 2003.

EXECUTIVE COMPENSATION

        The following table sets forth certain information for each of the Company's last three fiscal years concerning compensation paid by the Company to its President and Chief Executive Officer, and any other executive officers of the Company who earned over $100,000 in salary and bonus during the fiscal year ended December 31, 2003.

Summary Compensation Table

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)
Richard A. Hunt, President and Chief Executive Officer	2003 2002 2001	200,000 140,000 140,000	137,434 81,608 78,195	— — —	— 20,000 —	46,445 54,634 34,647	(2) (2) (3)
Gregory L. Hamby, Executive Vice President and Chief Financial Officer	2003 2002 2001	130,000 116,000 102,000	54,974 29,000 16,575	— — —	— — 5,000	7,155 8,039 4,625	(5) (5) (5)

(1)
The executive officers of the Company participate in an incentive compensation plan that provides for discretionary annual bonuses. Under their incentive compensation arrangement, the amount of the discretionary annual bonus is determined by a pre-set formula established by the Board of Directors based upon performance measures of the Company.

(2)
Includes $9,000 in 401(k), $4,345 social club dues and $33,100 in director's fees.

(3)
Includes $12,000 in 401(k), $378 auto allowance, $3,756 social club dues, and $38,500 in director's fees.

(4)
Includes $7,650 in 401(k) match, $551 auto allowance, $3,446 social club dues, and $23,000 in director's fees.

(5)
Represents 401(k) match for the year.

The Plan

        The Plan authorizes the grant of stock options to officers, directors and key employees of the Company. The Plan was amended by the shareholders of the Company at the 2002 Annual Meeting to increase the number of shares reserved thereunder from 325,000 to 700,000. The Plan provides for the grant of options at the discretion of the Board of Directors. Under the Plan, the Board of Directors may award both incentive and non-qualified stock options. Stock options granted pursuant to the Plan expire on or before the date which is the tenth anniversary of the date the option is granted, or until the expiration of 30 days from the date on which the person to whom they were granted ceases to be employed by the Company or the Banks. As of March 1, 2004, options to acquire an aggregate of 513,376 shares of Company common stock had been granted under the Plan.

Option Grants Table

        None of the named executive officers received option grants during the year ended December 31, 2003.

Option Exercise and Fiscal Year-End Option Value Table

        The following table sets forth certain information regarding the exercise of stock options during the fiscal year ended December 31, 2003 by the persons named in the Summary Compensation Table and the value of options held by such persons at the end of such fiscal year.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values
Individual Grants

			Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)(1)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Richard A. Hunt	6,500	78,715	17,500/36,000	413,525/850,680
Gregory L. Hamby	3,500	29,050	13,500/13,000	319,005/307,190

(1)
Market value of underlying securities at December 31, 2003 ($23.63), minus the option exercise price.

Change of Control Employment Agreements

        In August 1996, the Company and Richard A. Hunt, the Company's President and Chief Executive Officer, entered into an Employment Agreement. The Employment Agreement, as amended in 2002, becomes effective only upon a Change in Control of the Company, and continues for a term of three years thereafter. During the term of the Employment Agreement, Mr. Hunt would be entitled to receive, among other benefits, an annual salary equal to at least the average of the base compensation (base salary and incentive bonus) paid to Mr. Hunt by the Company for the three calendar years preceding the Change in Control. Upon a Change in Control, the Employment Agreement may be terminated by the Company for cause. If the Employment Agreement is terminated by the Company other than for cause, the Company would be required to pay Mr. Hunt a sum equal to the base salary he would otherwise be entitled to receive for the remaining term of the Employment Agreement. Upon a Change in Control, Mr. Hunt may terminate the Employment Agreement with two weeks notice to the Company.

        In April 2001, the Company and Gregory L. Hamby, the Company's Executive Vice President and Chief Financial Officer, entered into an Employment Agreement. The Employment Agreement with Mr. Hamby, as amended in 2002, has substantially the same terms and conditions as the Company's Employment Agreement with Mr. Hunt, except that Mr. Hamby's agreement is effective for two years after a Change of Control of the Company.

        A "Change in Control" of the Company is defined in each Employment Agreement to include, with certain exceptions:

  (i)
  the closing of any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition of beneficial ownership by any person, entity or group (other than members of the board of directors of the Company serving as of August 12, 1996) or other persons or entities acting in concert, of at least 50% of the outstanding shares of common stock; or

  (ii)
  the closing of the sale of all or substantially all of the assets of the Company.

Director Compensation

        During 2003, the members of the Board of Directors of the Company received fees for Company Board meetings in the amount of $750 per month, and the members of the committees of the Board of Directors received fees for the committee meetings in the amount of $200 per each meeting attended. Since January 1, 2004, director fees for Board meetings are $1,000 per month, for Audit Committee meetings are $300 per each meeting attended, and for all other Board committee meetings are $200 per each meeting attended.

REPORT OF COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The following report is provided to shareholders by the members of the Executive Committee of the Board of Directors.

        The Board of Directors does not have a standing compensation committee. The Executive Committee serves as a compensation committee until the date of the Annual Meeting. The Executive Committee, comprised of one employee director and three non-employee directors, has been responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company has designed its compensation programs to provide a competitive level of total compensation and to include incentive and equity ownership opportunities linked to its performance and shareholder return.

Compensation Philosophy

        When acting as a compensation committee, the Executive Committee's primary goal is to align compensation with the Company's business objectives and performance. The Company aims to attract, retain and reward executive officers and other key employees who contribute to long-term shareholder value. To establish the relationship between executive compensation and the creation of shareholder value, the Company has adopted a total compensation package comprised of base salary, bonus, and stock option awards. Key elements of this compensation philosophy are:

  •
  The Company pays competitively relative to leading banking companies with which the Company competes for talent.

  •
  The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

  •
  The Company provides significant equity-based incentives for executives and other key employees to ensure that those individuals are motivated over the long term to respond to the Company's business challenges and opportunities as owners, not just as employees.

Compensation Program

        The Company's executive compensation program has three major components, each of which is intended to attract, retain and motivate executive officers consistent with the philosophy set forth above. The Company considers these components of compensation individually, as well as collectively, in determining total compensation for executive officers.

  Base Salary

        Each year the Executive Committee has established base salaries for individual executive officers, consistent with the parameters set forth in each individual executive officer's employment agreement, if any, and based upon other factors, including (i) industry and peer group surveys, (ii) responsibilities, scope and complexity of each position, and (iii) performance judgments as to each individual's past and expected future contributions. The Executive Committee has reviewed with the Chief Executive Officer and approves, with appropriate modifications, an annual base salary plan for the Company's officers other than the Chief Executive Officer. The Executive Committee has reviewed and fixed the base salary of the Chief Executive Officer based on similar competitive compensation data and the Executive Committee's assessment of his past performance and its expectations as to his future contributions in leading the Company. Mr. Hunt has not participated in Executive Committee decisions regarding his compensation.

  Annual Cash (Short-Term) Incentives

        The Company has established a discretionary, annual cash incentive plan for its officers to provide a direct linkage between individual pay and accomplishing key annual corporate objectives. Target annual bonus awards are established for officers and other management employees, consistent with the parameters set forth in their respective employment agreements, if any.

        In establishing the bonus amounts for 2003, the Executive Committee considered the attainment of certain corporate earnings goals. The Executive Committee also considered the performance of each officer in his or her respective areas of accountability and each officer's respective contribution to the Company's success. The major portion of each officer's annual performance bonus is based on attainment of the overall corporate earnings goals, which are determined at the beginning of the year.

        The bonus award paid to the executive officers was based on the Company's performance goals, determined by the Executive Committee at fiscal year 2003, as adjusted upward or downward based on certain criteria established by the Executive Committee.

  Equity-Based Incentive Compensation

        Through stock option grants, executives receive significant equity incentives to build long-term shareholder value. With respect to incentive stock options, the exercise price of such options granted under the Plan is 100% of the fair market value of the underlying stock on the date of grant, and with respect to non-qualified stock options, the exercise price of such options granted under the Plan is no less than 100% of the fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the value of the Company's common stock appreciates over the long term.

  Compliance with Internal Revenue Code Section 162(m)

        The Executive Committee has considered the potential impact of Section 162(m) of the Code, adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the executive officers named in the Summary Compensation Table, unless compensation is performance-based. Since the targeted cash compensation of each of the executive officers named in the Summary Compensation Table is well below the $1 million threshold and the Executive Committee believes that any options granted under the Plan will meet the requirements of being performance-based under the transitional provisions provided in the regulations under Section 162(m), the Executive Committee believes that Section 162(m) will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws.

The Executive Committee
Philip A. Wilheit Samuel L. Oliver Richard A. Hunt Alan A. Wayne

        The foregoing report of the Executive Committee shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        The following graph compares the Company's yearly percentage change in cumulative, five-year shareholder return with the Nasdaq Market (U.S.) Index and The Nasdaq Bank Stocks Index. The graph assumes that the value of the investment in the Company's common stock and in each index was $100 on December 31, 1998 and that all dividends were reinvested. The change in cumulative total return is measured by dividing (i) the sum of (a) the cumulative amount of dividends for the period, and (b) the change in share price between the beginning and end of the period, by (ii) the share price at the beginning of the period.

Total Return Performance
250
200
150
100
50
0
Index Value
GB&T Bancshares, Inc.
NASDAQ - Total US
NASDAQ Bank Index*
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

	Period Ending
Index
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
GB&T Bancshares, Inc.	100.00	98.75	77.08	70.69	87.43	116.75
NASDAQ—Total US	100.00	185.95	113.19	89.65	61.67	92.90
NASDAQ Bank Index	100.00	96.15	109.84	118.92	121.74	156.62

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In the ordinary course of business, the Banks have and anticipate that they will continue to have transactions with various directors, officers, principal shareholders and their associates on substantially the same terms (including price, interest rates, collateral, and repayment terms) as those prevailing at the time for comparable transactions with unrelated parties. None of such banking transactions involve more than the normal risk of collectibility and do not present other unfavorable features to the Banks.

        Samuel L. Oliver, a director of the Company, is a partner in the law firm of Hulsey, Oliver & Mahar, LLP, Gainesville, Georgia, which firm served as legal counsel to the Company in 2003. It is anticipated that this firm will also provide legal services to the Company and the Banks during 2004.

AUDIT COMMITTEE REPORT

        The Audit Committee is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee acts under an amended and restated written charter, which is attached as Appendix A, adopted and approved by the Board of Directors on January 26, 2004. The Board of Directors, in its business judgment, has determined that Messrs. Moore, Hewett, Wilheit and Darden are "independent" as required by applicable listing standards of the Nasdaq Stock Market. Although Mr. Oliver is not independent because he is a partner at a law firm that received, and continues to receive, compensatory fees from the Company, the Company has determined that Mr. Oliver's membership on the Audit Committee is in the best interests of the Company and its shareholders because of both his legal expertise and his business experience.

        Management is responsible for the Company's internal controls, financial reporting process, preparation of financial statements and compliance with laws and regulations and ethical business standards. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue an opinion as to the audited financial statements conformity to generally accepted accounting principles. The Audit Committee's responsibility is to monitor and oversee these processes and has the sole responsibility for the appointment, compensation and evaluation of the Company's independent accountants.

        Within this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        The Company's independent accountants also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussions with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the SEC.

        The foregoing report has been furnished by the Audit Committee of the Board of Directors.

Samuel L. Oliver James H. Moore Bennie E. Hewett Philip A. Wilheit John W. Darden

        The foregoing report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference in any such document.

Independent Public Accountants

        The Audit Committee has appointed Mauldin & Jenkins, LLC ("M&J") as the Company's independent public accountants for the fiscal year ending December 31, 2004. M&J also acted in such capacity during the fiscal year ended December 31, 2003. M&J representatives will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.

        The fees billed by M&J for fiscal years ended December 31, 2002 and 2003 were as follows:

	2002	2003
Audit Fees(1)	$165,586	$198,258
Audit Related Fees(2)	$25,090	$20,475
Tax Fees(3)	$28,424	$22,896
All Other Fees(4)	$42,728	$0

(1)
Includes professional services rendered for the audit of the Company's financial statements for the fiscal year and the reviews of the Company's financial statements included in the Company's Forms 10-Q filed during such fiscal year. Audit fees include attendance at Audit Committee meetings related to the audit or review, and consultation on audit and accounting matters arising during the course of such services, audit committee and management letter communications related to the audit or reviews. Audit fees also include fees for services provided in connection with regulatory filings, consents, and assistance with and review of documents filed with the SEC.

(2)
Audit-related fees were in connection with consultations concerning financial accounting and reporting standards, audits of employee benefit plans, Federal Home Loan Bank agreed-upon procedures, and services performed in connection with mergers or acquisitions.

(3)
Tax fees included fees for tax compliance, tax planning, tax advice, preparation of original and amended tax returns, claims for refunds, tax advice related to mergers and acquisitions, benefit plan tax preparation, and requests for rulings or technical advice from taxing authorities.

(4)
Includes services related to internal audit procedures. The Audit Committee believes that the provision of these services by M&J was compatible in the calendar year 2002 with maintaining the independence of M&J as the Company's independent public accountants under then applicable rules, but was not compatible under rules effective in calendar year 2003, and accordingly M&J was not used for this purpose in 2003.

Audit Committee Pre-Approval Policy

        Pursuant to the terms of the Company's Audit Committee charter, the Audit Committee is responsible for the appointment, compensation and oversight of the work performed by the Company's independent accountants. The Audit Committee, or a designated member of the Audit Committee, must pre-approve all audit (including audit-related) and non-audit services performed by the independent accountants in order to assure that the provisions of such services does not impair the accountants' independence.

OTHER MATTERS

        At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the proposals referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.

SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S
PROXY STATEMENT

        Proposals of shareholders intended to be presented at the Company's 2005 annual meeting of shareholders must be received by the Company by December 10, 2004 in order to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. Such proposals should be directed to the attention of Alan A. Wayne, Secretary, GB&T Bancshares, Inc., P.O. Box 2760, Gainesville, Georgia 30503.

OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION
AT NEXT YEAR'S ANNUAL MEETING

        For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly at the 2005 annual meeting of shareholders, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 2, 2005, and advises shareholders in the 2005 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) does not receive notice of the proposal prior to the close of business on March 2, 2005. Notices of intention to present proposals at the 2005 annual meeting of shareholders should be addressed to Alan A. Wayne, Secretary, GB&T Bancshares, Inc., P.O. Box 2760, Gainesville, Georgia 30503.

ANNUAL REPORTS

        Consolidated financial statements for the Company are included in the Annual Report on Form 10-K filed with the SEC, 450 Fifth Street, N.W., Washington, DC 20549, a copy of which is enclosed herewith. Additional copies of the 2003 Form 10-K (excluding exhibits) will be furnished, without charge, by writing to GB&T Bancshares, Inc., Attention Secretary, P.O. Box 2760, Gainesville, Georgia 30503. A copy of the 2003 Form 10-K is also available on the SEC's Internet site at http://www.sec.gov.

APPENDIX A

AUDIT COMMITTEE CHARTER

PURPOSE

To assist the board of directors in fulfilling its oversight responsibilities for the financial reporting process, the system of internal control, the audit process, and the Company's process for monitoring compliance with laws and regulations and the code of conduct.

AUTHORITY

The Company's audit committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

  •
  Appoint, compensate, and oversee the work of any registered public accounting firm employed by the organization.

  •
  Resolve any disagreements between management and the auditor regarding financial reporting.

  •
  Pre-approve all auditing and non-audit services.

  •
  Retain independent counsel, accountants, or others to advise the committee or assist in the conduct of an investigation.

  •
  Seek any information it requires from employees—all of whom are directed to cooperate with the committee's requests—or external parties.

  •
  Meet with Company officers, external auditors, or outside counsel, as necessary.

COMPOSITION

The audit committee will consist of at least three and no more than six members of the board of directors. The board or its nominating committee will appoint committee members and the committee chair.

Each committee member will be both independent and financially literate i.e., have a basic understanding of financial statements.

MEETINGS

The GB&T Bancshares audit committee will meet at least eight times a year. The GB&T Bancshares audit committee will have the authority to convene additional meetings, as circumstances require. All committee members are expected to attend each meeting, in person or via tele- or video-conference. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see below) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

The internal auditor will report a summary of all audit activities to the affiliate bank's Board at least once a year. GB&T Bancshares Audit Committee will forward affiliate related audit reports to the appropriate Bank's Board for presentation at their next Board meeting following the GB&T Bancshares Audit Committee meeting. Any significant audit findings will be immediately reported to the GB&T Bancshares Audit Committee Chairperson who will report that information to the appropriate Bank's Board.

RESPONSIBILITIES

The GB&T Bancshares audit committee will carry out the following responsibilities:

FINANCIAL STATEMENTS

  •
  Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, and recent professional and regulatory pronouncements, and understand their impact on the financial statements.

  •
  Review with management and the external auditors the results of the audit, including any difficulties encountered.

  •
  Review the annual financial statements, and consider whether they are complete, consistent with information known to committee members, and reflect appropriate accounting principles.

  •
  Review other sections of the annual report and related regulatory filings before release and consider the accuracy and completeness of the information.

  •
  Review with management and the external auditors all matters required to be communicated to the committee under generally accepted auditing standards.

  •
  Understand how management develops interim financial information, and the nature and extent of internal and external auditor involvement.

  •
  Review interim financial reports with management and the external auditors before filing with regulators, and consider whether they are complete and consistent with the information known to committee members.

Internal Control

  •
  Consider the effectiveness of the Company's internal control system, including information technology security and control.

  •
  Understand the scope of internal and external auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.

Internal Audit

  •
  Review with management and the chief audit executive the charter, plans, activities, staffing, and organizational structure of the internal audit function.

  •
  Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

  •
  Review the effectiveness of the internal audit function, including compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

  •
  On a regular basis, meet separately with the chief audit executive to discuss any matters that the committee or internal audit believes should be discussed privately.

External Audit

  •
  Review the external auditors' proposed audit scope and approach, including coordination of audit effort with internal audit.

  •
  Review the performance of the external auditors.

  •
  Exercise final approval on the appointment or discharge of the auditors.

  •
  Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.

  •
  On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

Compliance

  •
  Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

  •
  Review the findings of any examinations by regulatory agencies, and any auditor observations.

  •
  Review the process for communicating the code of conduct to Company personnel, and for monitoring compliance therewith.

  •
  Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

  •
  Regularly report to the board of directors about committee activities, issues, and related recommendations.

  •
  Provide an open avenue of communication between internal audit, the external auditors, and the board of directors.

  •
  Report annually to the shareholders, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

  •
  Review any other reports the Company issues that relate to committee responsibilities.

Other Responsibilities

  •
  Perform other activities related to this charter as requested by the board of directors.

  •
  Institute and oversee special investigations as needed.

  •
  Review and assess the adequacy of the committee charter annually, requesting board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

  •
  Confirm annually that all responsibilities outlined in this charter have been carried out.

  •
  Evaluate the committee's and individual members' performance on a regular basis.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

REVOCABLE PROXY
GB&T BANCSHARES, INC.

☒
PLEASE MARK VOTES
AS IN THIS EXAMPLE
				For	With- hold	For All Except
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.		1.	Election of Directors. For all nominees listed below (except as marked to the contrary below):	☐	☐	☐

The undersigned, being a stockholder of the Common Shares of GB&T Bancshares, Inc. (the "Company"), acknowledges receipt of the notice of the annual meeting of stockholders of the Company to be held on May 17, 2004, and the within proxy statement, and appoints F. Abit Massey and Donald J. Carter, and either of them, the attorneys of the undersigned, with power of substitution, for and in the name of the undersigned, to vote as proxies for the undersigned to the number of shares of Common Stock the undersigned would be entitled to vote if personally present at the annual meeting of the Company, as stated, and at any adjournment and adjournments thereof, and to vote all shares of Common Stock held by the undersigned and entitled to be voted upon the following matters (Management recommends a "For" vote on each item):
Larry B. Boggs, Dr. John W. Darden, W.A. Foster, III, Bennie E. Hewett, Richard A. Hunt, James L. Lester, Dr. T. Alan Maxwell, James H. Moore Samuel L. Oliver, Alan A. Wayne and Philip A. Wilheit

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee's name(s) in the space provided below.

				For	Against	Abstain
		2.	Proposal to approve an amendment to GB&T's 1997 Stock Option Plan to increase the number of shares of Common Stock that are available for the grant of awards under the Plan from 700,000 shares to 1,200,000 shares.	☐	☐	☐
		3.	In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The shares covered by this proxy will be voted in accordance with the selection indicated. IF NO SELECTION IS MADE, THEY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL NO. 1, FOR THE APPROVAL OF AN AMENDMENT TO GB&T'S 1997 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR THE GRANT OF AWARDS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.
Please be sure to sign and date this Proxy in the box below.	Date
Please sign exactly as your name appears on the stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer. If shares are held in the name of two or more persons, all should sign.
Stockholder sign above Co-holder (if any) sign above		This proxy revokes all prior proxies with respect to the annual meeting and may be revoked prior to its exercise.
/*\ Detach above card, sign, date and mail in postage paid envelope provided. /*\
GB&T BANCSHARES, INC.
PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD
If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on May 17, 2004
PROXY STATEMENT
SOLICITATION OF PROXIES
REVOCATION OF PROXIES
VOTING AND OUTSTANDING STOCK
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL ONE: ELECTION OF DIRECTORS (Item 1 on the Proxy Card)
PROPOSAL TWO: APPROVAL OF INCREASE IN THE SHARES AVAILABLE FOR GRANT UNDER THE STOCK OPTION PLAN OF 1997 (Item 2 on the Proxy Card)
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
REPORT OF COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
SHAREHOLDER RETURN PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
OTHER MATTERS
SHAREHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT
OTHER SHAREHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING
ANNUAL REPORTS
APPENDIX A AUDIT COMMITTEE CHARTER